Accounts receivable, net	12 Months Ended
Sep. 30, 2022
Accounts receivable, net
Accounts receivable, net

Note 4 - Accounts receivable, net

Accounts receivable from the Company’s continuing operations consisted of the following:

	As of	As of
	September 30,	September 30,
	2022	2021
Accounts receivable - trade	$16,358,493	$24,481,363
Accounts receivable - related party	-	49
Accounts receivable	16,358,493	24,481,412
Less: allowance for doubtful accounts	(7,249)	(8,094)
Accounts receivable, net	$16,351,244	$24,473,318

Allowance for doubtful accounts of $7,249 and $8,094 was made for certain accounts receivable as of September 30, 2022 and 2021, respectively. The Company’s accounts receivable primarily includes balance due from customers when the Company’s products are sold and delivered to customers. $3.9 million or 24.3% of the September 30, 2022 balance has been subsequently collected as of February 07, 2023. The Company expects to collect the remaining balance of accounts receivable by March 2023.